                                                                    Exhibit 99.2







                        AMERICAN MACHINE & TOOL CO., INC.
                                 OF PENNSYLVANIA

                                FINANCIAL REPORT

                                OCTOBER 31, 2001

                AMERICAN MACHINE & TOOL CO., INC. OF PENNSYLVANIA




                                    CONTENTS

                                                                       PAGE(s)
                                                                       -------
INDEPENDENT AUDITOR'S REPORT                                             1
FINANCIAL STATEMENTS
     Balance Sheet                                                     2 - 3
     Statement of Income and Retained Earnings                           4
     Statement of Cash Flows                                             5
     Notes to Financial Statements                                     6 - 12

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
American Machine & Tool Co., Inc.
   of Pennsylvania
Royersford, Pennsylvania


     We have audited the accompanying balance sheet of American Machine & Tool Co., Inc. of Pennsylvania as of October 31, 2001 and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the American Machine & Tool Co., Inc. of Pennsylvania's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Machine & Tool Co., Inc. of Pennsylvania as of October 31, 2001 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                     /s/ McGladrey & Pullen, LLP

Blue Bell, Pennsylvania
November 30, 2001

                AMERICAN MACHINE & TOOL CO., INC. OF PENNSYLVANIA

                                  BALANCE SHEET

                                OCTOBER 31, 2001

                                     ASSETS

CURRENT ASSETS
  Cash                                                            $ 3,809,125
  Investment securities (held-to-maturity) (Note 4)                   998,193
  Trade receivables, less allowance for doubtful
     accounts of $6,700                                             1,569,020
  Inventories (Note 5)                                              5,227,879
  Prepaid expenses                                                    153,269
  Refundable income taxes                                                 484
  Deferred income taxes (Note 11)                                     328,936
                                                                  -----------
      Total current assets                                         12,086,906
                                                                  -----------

PROPERTY, PLANT AND EQUIPMENT
  Land and land improvements                                          197,655
  Buildings and improvements                                        2,694,656
  Machinery and equipment                                           2,936,529
  Automobiles                                                         171,279
                                                                  -----------
                                                                    6,000,119
  Less - accumulated depreciation and amortization                  4,225,786
                                                                  -----------
      Net property, plant and equipment                             1,774,333
                                                                  -----------

OTHER ASSETS
  Cash surrender value of officers' life insurance                    103,622
  Advances to related-party trusts (Note 9)                           305,682
  Deferred income taxes (Note 11)                                      17,766
                                                                  -----------
      Total other assets                                              427,070
                                                                  -----------
                                                                  $14,288,309
                                                                  ===========

                       See Notes to Financial Statements.

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                $   348,721
  Accrued expenses                                                    432,682
  Accrued warranty expense                                            106,468
  Accrued advertising expense                                         161,868
                                                                  -----------
      Total current liabilities                                     1,049,739
                                                                  -----------
OTHER LONG-TERM LIABILITIES (Note 7)                                   32,022
                                                                  -----------

COMMITMENTS (Notes 6, 10 and 13)

SHAREHOLDERS' EQUITY (Note 8)
  Non-cumulative preferred stock, $4 par value,
     1,000 shares authorized, 866 shares issued and outstanding         3,464
  Common stock, $10 par value:
     Class A (voting) 500 shares authorized, issued
       and outstanding                                                  5,000
     Class B (non-voting) 4,500 shares authorized,
       issued and outstanding                                          45,000
  Additional paid-in capital                                           43,136
  Retained earnings                                                13,109,948
                                                                  -----------
       Total shareholders' equity                                  13,206,548
                                                                  -----------
                                                                  $14,288,309
                                                                  ===========

                       See Notes to Financial Statements.

                AMERICAN MACHINE & TOOL CO., INC. OF PENNSYLVANIA

                    STATEMENT OF INCOME AND RETAINED EARNINGS

                          YEARS ENDED OCTOBER 31, 2001

NET SALES
  Wholesale
      Grainger (Note 1)                                     $12,799,292
      Sears - Pumps                                             182,898
      Regular                                                 1,951,873
  Retail                                                         10,298
                                                            -----------
                                                             14,944,361
  Cost of sales                                              11,117,752
                                                            -----------
GROSS PROFIT                                                  3,826,609
                                                            -----------

OPERATING EXPENSES
     Selling                                                    492,065
     Administrative                                           2,447,939
                                                            -----------
        Total operating expenses                              2,940,004
                                                            -----------
INCOME FROM OPERATIONS                                          886,605
                                                            -----------

OTHER INCOME (EXPENSE)
  Interest expense                                               (5,747)
  Interest income                                               186,524
  Rental income (Note 12)                                        44,504
  Miscellaneous expense                                          (3,711)
                                                            -----------
                                                                221,570
                                                            -----------
INCOME BEFORE INCOME TAXES                                    1,108,175
INCOME TAXES (NOTE 11)                                          445,824
                                                            -----------
NET INCOME                                                      662,351
RETAINED EARNINGS, BEGINNING                                 12,447,597
                                                            -----------
RETAINED EARNINGS, ENDING                                   $13,109,948
                                                            ===========


                       See Notes to Financial Statements.

                AMERICAN MACHINE & TOOL CO., INC. OF PENNSYLVANIA

                             STATEMENT OF CASH FLOWS

                          YEARS ENDED OCTOBER 31, 2001

OPERATING ACTIVITIES
  Net income                                                           $  662,351
  Adjustments to reconcile net income to net cash
    provided by operating activities:
       Depreciation and amortization                                      231,893
       Deferred income taxes                                              (49,748)
       Deferred compensation                                              (77,003)
       Increase in cash surrender value of officers' life insurance       (27,125)
       Gain on sale of investment securities                              (39,750)
       Provision for loss on advances to related party trusts (Note 9)     94,215
  Changes in operating assets and liabilities:
    (Increase) decrease in:
       Accounts receivable                                                 50,745
       Inventories                                                        888,770
       Prepaid expenses                                                  (106,835)
       Refundable income taxes                                            285,572
    Increase (decrease) in:
       Bank overdraft                                                    (195,576)
       Accounts payable                                                  (244,163)
       Accrued expenses                                                  (686,467)
                                                                       ----------
         Net cash provided by operating activities                        786,879
                                                                       ----------

INVESTING ACTIVITIES
  Purchases of equipment                                                  (90,499)
  Purchases of investment securities                                     (975,570)
  Proceeds from maturity of investment securities                       2,000,000
                                                                       ----------
         Net cash provided by investing activities                        933,931
                                                                       ----------

FINANCING ACTIVITIES
  Advances to related-party trusts                                        (17,196)
  Payments on under deferred compensation agreement                       (33,333)
                                                                       ----------
         Net cash used in financing activities                            (50,529)
                                                                       ----------

NET INCREASE IN CASH                                                    1,670,281
CASH, BEGINNING                                                         2,138,844
                                                                       ----------
CASH, ENDING                                                           $3,809,125
                                                                       ==========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the year for:
    Interest                                                           $    4,657
                                                                       ==========
    Income taxes                                                       $  210,000
                                                                       ==========

  Noncash investing and financing activities:
    Exchange of cash surrender value of officers' life insurance
       for deferred compensation agreements                            $  237,054
                                                                       ==========

                       See Notes to Financial Statements.

                AMERICAN MACHINE & TOOL CO., INC. OF PENNSYLVANIA

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1.   DESCRIPTION OF BUSINESS AND MAJOR CUSTOMER

               American Machine & Tool Co., Inc. of Pennsylvania (the "Company") manufactures and imports diaphragm and rotary pumps, which are sold through distributors and a retail catalog throughout the United States.

               As identified in the statement of income and retained earnings, approximately 86% of the Company's sales are with one customer, W.W. Grainger. As of October 31, 2001 accounts receivable from W.W. Grainger were $1,275,671. Accounts receivable are insured with the American Credit Indemnity Insurance Co., which provides for 10% co-insurance by the Company.


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Revenue Recognition

               The Company recognizes revenue upon shipment of its products. The Company's shipping terms are primarily FOB shipping point. Shipping and handling costs incurred by the Company are included in costs of sales.


          Investment Securities (Held-to-Maturity)

               Treasury bills, for which the Company has the positive intent and ability to hold to maturity, are reported at amortized cost.


          Inventories

               Inventories are stated at the lower of cost, determined by the last-in, first-out (LIFO) method, or market.


          Property, Plant and Equipment

               Property, plant and equipment are stated at cost. Depreciation and amortization are provided using straight-line and declining-balance methods over the estimated useful lives of the assets as follows:

          Buildings and improvements                     7 - 39 years
          Machinery and equipment                         3 - 7 years
          Automobiles                                         5 years


               Long-lived assets are reviewed for impairment losses whenever events or changes in circumstances indicate the carrying amount may not be recovered through future net cash flows generated by the assets.

                AMERICAN MACHINE & TOOL CO., INC. OF PENNSYLVANIA

                          NOTES TO FINANCIAL STATEMENTS





NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


          Advertising Costs

               The Company participates in various advertising and marketing programs. All costs related to advertising and marketing are expensed in the period incurred.

               Advertising expense is classified in selling expenses and totaled $421,076 for the year ended October 31, 2001.


          Income Taxes

               Deferred income taxes are provided on a liability method, whereby deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.


          Estimated Warranty Costs

               The Company provides currently for the estimated cost that may be incurred under its warranty program based on prior experience.


          Use of Estimates

               The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


          Fair Value of Financial Instruments

               The estimated fair values of substantially all of the Company's financial instruments are approximately equal to their carrying values as of October 31, 2001.

                AMERICAN MACHINE & TOOL CO., INC. OF PENNSYLVANIA

                          NOTES TO FINANCIAL STATEMENTS


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          New Accounting Pronouncements

               In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement No. 141, "Business Combinations" and Statement No. 142, "Goodwill and Other Intangible Assets," effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill will no longer be amortized but will be subject to annual impairment tests in accordance with the Statements. Other intangible assets will continue to be amortized over their useful lives. The Company has determined there will be no effect on the earnings and financial position of the Company upon adoption.

               In October 2001, the FASB issued Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" which supersedes Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." Statement No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets and is effective for fiscal years beginning after December 15, 2001 and interim periods within those fiscal years. The Company will adopt the new rules on accounting for the impairment and disposal of long-lived assets beginning in the first quarter of 2002. The Company is currently reviewing this statement to determine the effect on the Company's financial statements.


NOTE 3.   CONCENTRATION OF CREDIT RISK FOR CASH HELD AT BANKS

               The Company maintains cash balances in a bank, which at various times throughout the year, exceed $100,000, the amount insured by the Federal Deposit Insurance Corporation.

               Cash includes a money market account, held by a financial institution, totaling $3,563,744 as of October 31, 2001.

NOTE 4.   INVESTMENT SECURITIES

               The Company's investment portfolio consists of U.S. Treasury Bills and Notes, which are classified as held-to-maturity investment securities.

               The amortized cost and the fair value of investments securities at October 31, 2001 that mature in April 2002 were:

                                                Amortized     Unrealized          Fair
                                                  Cost          Gains            Value
                                                ---------     ----------      ----------
          Investment Securities                  $998,193      $23,687        $1,021,880
                                                 ========      =======        ==========

                AMERICAN MACHINE & TOOL CO., INC. OF PENNSYLVANIA

                          NOTES TO FINANCIAL STATEMENTS



NOTE 5.   INVENTORIES

               Inventory as of October 31, 2001 consists of the following components:

          Raw materials                                   $4,659,870
          Finished goods                                     568,009
                                                          ----------
                                                          $5,227,879
                                                          ==========


               If the first-in, first-out (FIFO) method of inventory valuation had been used, inventories would have been approximately $1,189,823 higher as of October 31, 2001.


NOTE 6.   DEBT

               The Company has available a $1,000,000 unsecured revolving line of credit with a bank (the "Bank") through March 31, 2002, subject to renewal as defined in the agreement. A shareholder of the Company is also a member of the Board of Directors at the Bank and owns a significant amount of stock in the Bank. Borrowings under the line of credit bear interest at the Bank's prime rate and interest is payable monthly. The line of credit agreement requires that there be no outstanding borrowings for a period of 30 consecutive days during a twelve-month period. No outstanding balance existed on this line of credit at October 31, 2001.

               The Company also has a $1,000,000 unsecured short-term borrowing agreement with another bank. Borrowings under this agreement accrue interest on the unpaid principal balance at the Bank's prime rate, and interest is payable monthly. All principal and accrued interest is due and payable on May 31, 2002. No outstanding balance existed on this line of credit at October 31, 2001. The Company is committed under letters of credit issued to foreign vendors for $346,151 as of October 31, 2001. These commitments reduce the available borrowings under this borrowing arrangement.


NOTE 7.   DEFERRED COMPENSATION AGREEMENTS

               The Company had entered into deferred compensation agreements with certain key employees. The Company intended to fund a portion of these agreements through life insurance policies. The agreements provided for specified payments to beneficiaries over a ten-year period beginning upon death or disability. In August 2001, the Board of Directors determined that a fair exchange be made between the deferred compensation agreements of certain key employees and the Company and the related insurance policies to be used to fund these agreements. The life insurance policies were terminated and the values of these policies were assigned to the applicable key employees. The exchange of life insurance policies resulted in income of $82,751, which represents the difference between cash surrender value and the recorded deferred compensation liability at the date of termination. This income is recorded as a component of administrative expenses.

                AMERICAN MACHINE & TOOL CO., INC. OF PENNSYLVANIA

                          NOTES TO FINANCIAL STATEMENTS


NOTE 7.   DEFERRED COMPENSATION AGREEMENTS (Continued)

               Long-term liabilities include an accrual for deferred compensation, relating to payments required to be made to the spouse of a former key employee, totaling $32,022 as of October 31, 2001. In addition, the current portion of deferred compensation totaling $30,023 is included in accrued expenses at October 31, 2001.


NOTE 8.   SHAREHOLDERS' EQUITY

               On May 10, 1996, the Company's Board of Directors and shareholders approved a Plan of Recapitalization which included an amendment to the Articles of Incorporation related to the Company's authorized Common and Preferred Stock. Prior to the Recapitalization, the Company had authorized 1,000 shares of $100 par value Redeemable Preferred Stock, of which 866 shares were outstanding, and 1,000 shares of $10 par value Common Stock, of which 1,000 shares were outstanding. As part of the Recapitalization, each holder of one share of Redeemable Preferred Stock received one share of Non-cumulative Preferred Stock, $4 par value and each holder of one share of Common Stock received 0.5 share of Class A Common Stock, $10 par value, and
          4.5 shares of Class B Common Stock, $10 par value.

               In the event of the dissolution, liquidation, or winding up of the Company, the holders of Preferred Stock shall be entitled to receive, in preference to the holders of Common Stock, $100 per share, plus all unpaid declared dividends, accrued to the date of dissolution, and no more, and after such payment to the holders of the Preferred Stock all remaining assets shall be distributed exclusively to and among the holders of Class A and Class B common shareholders.


NOTE 9.   RELATED PARTY TRANSACTIONS

               The Company had agreements with certain related party trusts (the "Trusts"), whose beneficiaries are family members of certain shareholders, which own split dollar life insurance policies on a shareholder. The agreements required the Company to advance to the Trusts the insurance premiums for these policies. The Trusts had assigned these policies to the Company as security for repayment of these advances, which was required upon the Trusts' receipt of a death benefit. The total face value of the policies assigned was $600,000. As of October 31, 2001, $399,895 had been advanced under these agreements.

               During 2001, the Board of Directors determined that the split dollar life insurance policies would be discontinued. In November and December 2001, the policies were surrendered and the cash value of the policies was distributed to the Company to satisfy the amounts due to the Company. Because the surrender values of the policies were less than the amounts advanced by the Company, the amount due from the trust has been written down by $94,213 to reflect the surrender value of the policies as of October 31, 2001. This expense is recorded as a component of administrative expenses.

                AMERICAN MACHINE & TOOL CO., INC. OF PENNSYLVANIA

                          NOTES TO FINANCIAL STATEMENTS



NOTE 10.  PENSION PLANS

               The Company has a target benefit plan. Employees who are twenty-one years or older and have one year of service, as defined, will receive target retirement benefits totaling 10% of his/her compensation based on satisfaction of certain eligibility requirements, as defined. Compensation is defined as an average of the participant's final five years of salary up to $150,000. A participant's retirement benefit is reduced by 1/25 for each year of service less than 25 years.

               In addition, the Company has a 401(k) profit sharing plan covering substantially all employees. Under the terms of the Plan, employees may contribute a maximum of 15% of their compensation (subject to statutory ceiling) to which the Company will add a matching contribution, not to exceed 2% of the employee's qualified salary.

               Total pension expense related to the above plans was $118,436 in 2001.


NOTE 11.  INCOME TAXES

               Income taxes consist of the following components as of October 31, 2001:

          CURRENT
             Federal                                    $382,490
             State                                       113,082
                                                        --------
                                                         495,572
                                                        ========
          DEFERRED
             Federal                                     (37,505)
             State                                       (12,243)
                                                        --------
                                                         (49,748)
                                                        --------
                                                        $445,824
                                                        ========

                AMERICAN MACHINE & TOOL CO., INC. OF PENNSYLVANIA

                          NOTES TO FINANCIAL STATEMENTS


NOTE 11. INCOME TAXES (Continued)


               The components of the deferred income tax assets as of October 31, 2001 are listed below. There is no valuation allowance for deferred tax assets.

                               Product warranty and allowances                $108,928
                               Deferred compensation and
                                 split dollar life insurance                   130,314
                               Inventories                                     102,693
                               Depreciation                                      2,047
                               Bad debts                                         2,720
                                                                               -------
                          Net deferred tax asset                              $346,702
                                                                              ========

                    The provision for income taxes for the year ended October
               31, 2001 differs from the amount obtained by applying the U.S. Federal income tax rate to pretax income due to the following:

               Tax expense at statutory rate 34%                               $376,800
               State income taxes, net of Federal tax benefit                    73,400
               Other                                                             (4,376)
                                                                                -------
                                                                               $445,824
                                                                                =======


NOTE 12. LEASING ARRANGEMENT

                    The Company is the lessor of a portion of its warehouse
               space under an operating lease beginning in March of 1999. Under the terms of the lease the lessee is to pay the Company monthly rent of approximately $2,917 until the lease expires in March 2004. The lessee has the option to extend the term of the lease for a five-year period at the end of the original lease term. Rental income from this lease was $44,504 in 2001.


NOTE 13. SUBSEQUENT EVENT

                    Subsequent to year-end, the Company reached an agreement
               with an unrelated party, in principle, for the sale of substantially all of the outstanding stock of the Company.

                    THE GORMAN-RUPP COMPANY AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2001
                             (Thousands of Dollars)
                                   (UNAUDITED)

                                                                              ACQUIRED
                                                                 COMPANY      COMPANY
                                                                HISTORICAL   HISTORICAL   PRO FORMA
                                                                 12/31/01     10/31/01   ADJUSTMENTS      PRO FORMA
                                                                ---------    ----------  -----------      ---------

ASSETS

   CURRENT ASSETS

       Cash and cash equivalents                                $  20,583    $   3,809      (10,933)(A)   $  13,459
       Short-Term Investments                                   $       0    $     998                          998
       Accounts receivable                                         28,378        1,569                       29,947
       Inventories                                                 33,889        5,228                       39,117
       Other current assets                                         6,269          483                        6,752
                                                                ---------    ---------    ---------       ---------
           TOTAL CURRENT ASSETS                                    89,119       12,087      (10,933)      $  90,273

   OTHER ASSETS                                                     2,280          409                        2,689

   DEFERRED INCOME TAXES                                            2,819           18                        2,837

   PROPERTY, PLANT AND EQUIPMENT

       Land                                                         1,592          198                        1,790
       Buildings                                                   43,070        2,695                       45,765
       Machinery and equipment                                     73,787        3,107                       76,894
                                                                ---------    ---------    ---------       ---------
                                                                  118,449        6,000            0         124,449
       Less allowances for depreciation                            64,554        4,226                       68,780
                                                                ---------    ---------    ---------       ---------
           PROPERTY, PLANT AND EQUIPMENT-NET                       53,895        1,774            0          55,669

   UNALLOCATED PURCHASE PRICE                                           0            0        2,727(B)        2,727

                 TOTAL ASSETS                                     148,113       14,288       (8,206)        154,195
                                                                =========    =========    =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY

   CURRENT LIABILITIES

       Accounts Payable                                         $   5,433    $     349                    $   5,782
       Other Current Liabilities                                   12,670          701                    $  13,371
                                                                ---------    ---------    ---------       ---------
           TOTAL CURRENT LIABILITIES                               18,103        1,050            0          19,153

   LONG-TERM DEBT                                                       0           32        5,000(A)        5,032

   POSTRETIREMENT BENEFITS                                         22,100            0                       22,100

   SHAREHOLDER'S EQUITY

       Preferred stock                                                  0            3           (3)              0
       Common shares                                                5,087           50          (50)          5,087
       Paid-in capital                                                              43          (43)              0
       Retained earnings                                          104,833       13,110      (13,110)        104,833
       Accumulated other comprehensive loss(translation adj.)      (2,010)                                   (2,010)
                                                                                                                  0
                                                                ---------    ---------    ---------       ---------
           TOTAL SHAREHOLDERS' EQUITY                             107,910       13,206      (13,206)        107,910

                 TOTAL LIABILITIES AND EQUITY                     148,113       14,288       (8,206)        154,195
                                                                =========    =========    =========       =========

                    THE GORMAN-RUPP COMPANY AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                DECEMBER 31, 2001
                             (Thousands of Dollars)
                                   (UNAUDITED)

                                                      ACQUIRED
                                        COMPANY        COMPANY
                                       HISTORICAL     HISTORICAL     PRO FORMA
                                        12/31/01       10/31/01     ADJUSTMENTS       PRO FORMA
                                       ---------      ---------     -----------       ---------

NET SALES                              $ 202,927      $  14,944                       $ 217,871

COST OF SALES                            154,819         11,118                       $ 165,937

SELLING, GENERAL & ADMIN EXPENSES         25,959          2,940           (940)(C)       27,959
                                       ---------      ---------      ---------        ---------
OPERATING INCOME                          22,149            886            940           23,975

OTHER INCOME (EXPENSE)                       886            222           (423)(D)          685
                                       ---------      ---------      ---------        ---------
INCOME BEFORE INCOME TAXES                23,035          1,108            517           24,660

INCOME TAXES                               8,450            446            190(E)         9,086

                                       ---------      ---------      ---------        ---------
NET PROFIT                                14,585            662            327           15,574
                                       =========      =========      =========        =========



                    THE GORMAN-RUPP COMPANY AND SUBSIDIARIES

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                DECEMBER 31, 2001
                                   (UNAUDITED)

NOTE A - Represents the $10,933,324 cash paid and the $5,000,000 borrowed to pay for the acquired company.

NOTE B - Unallocated excess purchase price over net assets of business acquired, pending finalization of appraisal.

NOTE C - Compensation related to the acquired private company that will not be incurred in the future by Gorman-Rupp.

NOTE D - Represents increased interest expense related to the additional borrowings under Gorman Rupp's revolving credit facility at an interest rate of 2.65% and the elimination of related interest income on cash funds used in connection with the acquisition.

NOTE E -   Represents the tax effect of the above adjustments.

           Acquired Company used straight-line and declining-balance depreciation methods over the estimated useful lives of the assets and the Company will use straight-line depreciation. The estimated lives are as follows:

                   Building and Improvements         7 - 39 years
                   Machinery and Equipment           3 -  7 years
                   Automobiles                            5 years

           The depreciation and amortization on the anticipated write-up in fixed assets and intangibles will be offset by the difference in depreciation methods. Therefore, no depreciation adjustment was made.